                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                     -------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   December 15, 1997


            Tiers Asset-Backed Securities, Series CHAMT Trust 1997-7
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                       33-55860             52-6880113
--------------------------------------------------------------------------------
(State or other jurisdiction            (Commission        (I.R.S. employer
     of incorporation)                   file number)     identification no.)

        c/o Delaware Trust Capital Management, Inc.
        c/o Corestates Bank
        FCS-4-2-6, 3 Beaver Valley Road
        Wilmington, Delaware                                19803
        -------------------------------------------------------------------
(Address of principal executive offices)                   (Zip code)


Registrant's telephone number, including area code (302)-421-7307

                                 N/A
          (Former name or former address, if changed since last report)

Item 1.           Changes in Control of Registrant.

                  Not Applicable.

Item 2.           Acquisition or Disposition of Assets.

                  Not Applicable.

Item 3.           Bankruptcy or Receivership.

                  Not Applicable.

Item 4.           Changes in Registrant's Certifying Accountant.

                  Not Applicable.

Item 5.           Other Events.

                  Not Applicable.

Item 6.  Resignations of Registrant's Directors.

                  Not Applicable.

Item 7.  Financial Statements, Pro-Forma Financial Information and Exhibits.

                  (a)  Not Applicable.

                  (b)  Not Applicable.

                  (c)  Exhibits.

1. Indenture Trustee's Monthly Report in respect of the December 15, 1997 Distribution Date

2. Administrator's Report in respect of the December 15, 1997 Distribution Date

Item 8.  Change in Fiscal Year.

                  Not Applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                               TIERS Asset-Backed Securities
                               Series CHAMT Trust 1997-7


                               By:   Delaware Trust Capital Management, Inc.,
                                      not in its individual capacity,
                                      but solely as Owner Trustee on behalf of
                                      TIERS Asset-Backed Securities,
                                      Series CHAMT Trust 1997-7




                               By: /s/ Richard  N. Smith
                                  -------------------------
                               Name:  Richard  N. Smith
                               Title:  Vice President


Dated:  December 15, 1997

                                  EXHIBIT INDEX

Exhibit                                                                Page
-------                                                                ----

1.  Indenture Trustee's Report in respect of the December 15,

    1997 Distribution Date                                              5

2.  Administrator's Report in respect of the December 15, 1997
    Distribution Date                                                   6

                                    Exhibit 1

To the Holders of
TIERS Asset-Backed Securities,
Series CHAMT Trust 1997-7
Fixed Rate Notes, Class A
CUSIP: 871928AR8

Pursuant to Section 9(c) of the Series Trust Indenture dated September 15, 1997 between TIERS Asset-Backed Securities, Series CHAMT Trust 1997-7 and First Trust of New York, National Association, as Indenture Trustee, First Trust of New York, National Association hereby gives notice with respect to the Distribution occurring on December 15, 1997 (the "Distribution Date") as follows:

(i) The amount of the distribution to holders of the Fixed Rate Notes Class A allocable to principal of and premium, if any, and interest and the amount of aggregate unpaid interest accrued, if any, as of the Distribution Date, expressed as a dollar amount per $1,000 original face amount thereof, were as follows:

                                    Fixed Rate Notes, Class A

Principal                           $0.00
Premium, if any                     $0.00
Interest Paid                       $5.57333333
Interest Accrued and not paid       $0.00

(ii) No compensation has been paid to the Administrator or Trustee from Available Funds under the TIERS Asset-Backed Securities, Series CHAMT Trust 1997-7.


(iii) The aggregate stated principal amount of the Chase Credit Card Master Trust Class A Floating Rate Certificates, Series 1996-4 (the "Deposited Assets") is $363,900,000 and the notional amount is the same.

(iv) The Deposited Assets will bear interest at a rate of 5.755% for the period from December 15, 1997 through January 15, 1998.

(v) The Eligible Investments held by the Issuer as of the Distribution Date were as follows: None.

(vi) No PSA Index Rate was determined with respect to the Distribution Date by the Swap Counterparty, since the first Principal Prepayment will not occur until February 15, 2000.

(vii) The aggregate outstanding principal balance of, Notional Amount attributable to and the Current Factor applicable to each class of Securities as of the close of business on the Distribution Date were as follows:

                               Fixed Rate Notes, Class A     Floating Rate Certificates
                                                             Class B

Aggregate Outstanding          $352,980,000.00               $10,920,000.00
Principal Balance

Notional Amount                $352,980,000.00               $10,920,000.00
Current Factor                 1.00000000                    1.00000000


First Trust of New York, National Association, as Indenture Trustee

                                    Exhibit 2

To the Holders of
TIERS Asset-Backed Securities,
Series CHAMT Trust 1997-7
Floating Rate Certificates, Class B
CUSIP: 8712928AS8

Pursuant to Section 4.2 of the Base Trust Agreement dated September 15, 1997 between Structured Products Corporation and Delaware Trust Capital Management, Inc. , First Trust of New York, National Association, as Administrator, hereby gives notice with respect to the Distribution occurring on December 15, 1997 (the "Distribution Date") as follows:

(i) The amount of the distribution to holders of each Class of Securities allocable to principal of and premium, if any, and interest and the amount of aggregate unpaid interest accrued, if any, as of the Distribution Date, expressed as a dollar amount per $1,000 original face amount thereof, were as follows:

                                    Fixed Rate Notes, Class A      Floating Rate Certificates,
                                                                   Class B

Principal                           $0.00                          $0.00
Premium, if any                     $0.00                          $0.00
Interest Paid                       $5.57333333                    $4.579167
Interest Accrued and not paid       $0.00                          $0.00


(ii) The Floating Rate Pass Through Rate applicable to the Floating Rate Class B Certificates for the period from November 17, 1997 through December 15, 1997 and payable on the Distribution Date, as calculated by the Calculation
Agent is 5.8875%.

(iii) No compensation has been paid to the Administrator or the Trustee from Available Funds under the TIERS Asset Backed Securities, Series CHAMT Trust 1997-7.

(iv) The aggregate stated principal amount of the Chase Credit Card Master Trust Class A Floating Rate Certificates, Series 1996-4 (the "Deposited Assets") is $363,900,000 and the notional amount is the same.

(v) The Deposited Assets will bear interest at a rate of 5.755% for the period from December 15, 1997 through January 15, 1998.

(vi) The last notice received by the undersigned stated that the Deposited Assets are rated AAA by Standard & Poors and Aaa by Moody's Investors Service .

(vii) The Eligible Investments held by the Issuer as of the Distribution Date were as follows: None.

(viii) No PSA Index Rate was determined with respect to the Distribution Date by the Swap Counterparty, since the first Principal Prepayment will not occur until February 15, 2000.

(ix) The aggregate outstanding principal balance of, Notional Amount attributable to and the Current Factor applicable to each class of Securities as of the close of business on the Distribution Date were as follows:


                                      Fixed Rate Notes, Class A      Floating Rate Certificates,
                                                                     Class B

Aggregate  Amount Outstanding         $352,980,000                   $10,920,000
Principal Balance

Notional Amount                       $352,980,000                   $10,920,000
Current Factor                        1.000000                       1.000000


First Trust of New York, National Association, as Administrator on behalf of Delaware Trust Capital Management, Inc., not in its individual capacity but solely as Owner Trustee